EXHIBIT 10.16


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement, dated as of __________, 200__ (this "IP Security Agreement"), is made by and among Vitalstate Canada Ltd., a Canadian corporation (the "Grantor"), and Scepter Holdings Inc., a Canadian corporation (the "Secured Party").

                                    RECITALS

      A. The Secured Party has agreed to loan to Vitalstate Inc., a New York corporation ("Vitalstate Parent"), up to US$6,400,000 pursuant to that certain Loan Agreement, dated as of February 10, 2004 (the "Initial Loan Agreement"), among Vitalstate Parent, the Grantor, Vitalstate US, Inc., a Florida corporation ("Vitalstate US"), and the Secured Party, as amended by Amendment No. 1 to Loan Agreement, Guaranty and Security Agreement, dated as of June 15, 2004 ("Amendment No. 1"), by Amendment No. 2 to Loan Agreement, Guaranty Security Agreement and Notes, dated as of October 21, 2004 ("Amendment No. 2"), and by Amendment No. 3 to Loan Agreement, Guaranty, Security Agreement and Notes, dated as of _______, 200_ ("Amendment No. 3"), each among Vitalstate Parent, the Grantor, Vitalstate US and the Secured Party. The Initial Loan Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 (collectively, the "Amendments"), is referred to as the "Loan Agreement."

      B. As of the date of this IP Security Agreement, the Secured Party has loaned to Vitalstate Parent an aggregate of US$_________ pursuant to the Loan Agreement, which loan is evidenced by a series of promissory notes (the "Notes").

      C. Each of Vitalstate US and the Grantor have guaranteed the repayment of the Notes pursuant to a Guaranty, dated February 10, 2004, made by Vitalstate US and the Grantor in favor of the Secured Party, as amended by the Amendments (such Guaranty, as amended by the Amendments, is referred to as the "Guaranty"). Each of Vitalstate Parent, Vitalstate US and the Grantor have granted to the Secured Party a security interest in their accounts receivable, inventory and certain other assets, as set forth in that certain Security Agreement, dated as of February 10, 2004, among Vitalstate Parent, Vitalstate US, the Grantor and the Secured Party, as amended by the Amendments.

      D. To secure the Secured Obligations (as defined below), the Grantor has agreed to grant the Secured Party a security interest in and lien upon the Intellectual Property Collateral (as defined below).

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

      1. Grant of Security Interest. The Grantor hereby unconditionally and irrevocably pledges and grants to the Secured Party a continuing security interest in and continuing first lien upon all of its right, title and interest in and to its property and assets set forth below (the "Intellectual Property Collateral"):

            (a) Copyrights. Any and all U.S. and foreign copyright rights, including copyright applications, copyright registrations and like protections, in each work or authorship and derivative work thereof, whether published or unpublished, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, but not limited to, those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

            (b) Patents. Any and all U.S. and foreign patents, patent applications and like protections now or hereafter existing, including, but not limited to, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, but not limited to, the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

            (c) Trademarks. Any and all U.S. and foreign trademark and servicemark rights now or hereafter existing, whether registered or not, applications to register and registrations of the same, including, but not limited to, those set forth on Exhibit C attached hereto (collectively, the "Trademarks"), and like protections, including, but not limited to, common law rights, and the entire goodwill associated therewith and symbolized by such Trademarks;

            (d) Claims for Damages. Any and all claims for damages by way of past, present and future infringements of any of the intellectual property rights identified above, with the right, but not the obligation, to sue for and collect such damages for said infringement of the intellectual property rights identified above;

            (e) Licenses. Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks (including any amendments, extension and renewals thereof) and all license fees and royalties arising from such use to the extent permitted by such license or rights;

            (f) Amendments, Extensions and Renewals. Any and all amendments, extensions and renewals of any of the Copyrights, Patents or Trademarks; and

            (g) Proceeds and Products. Any and all proceeds and products of the foregoing, including, but not limited to, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

      2. Continuing Security Interest. This IP Security Agreement will create a continuing security interest in the Intellectual Property Collateral and will
(i) remain in full force and effect until payment or performance in full of the Secured Obligations, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure to the benefit of the Secured Party and its successors and assigns.

      3. Secured Obligations. This IP Security Agreement is made and the security interests created hereby are granted to the Secured Party to secure the full and prompt payment or performance of the following (the "Secured Obligations"): (a) the obligations of the Grantor pursuant to the Loan Agreement and this IP Security Agreement, (b) the obligations of the Grantor pursuant to the Guaranty, (c) all reasonable costs incurred by the Secured Party to obtain, preserve, perfect and enforce the liens and security interests created hereby; and (d) any renewals, continuations, modifications or extensions of any of the foregoing.

      4. Authorization and Request. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other relevant U.S. or foreign governmental authority record this IP Security Agreement.

      5. Covenants and Warranties. The Grantor represents, warrants, covenants and agrees as follows:

            (a) The Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by the Grantor to third parties in the ordinary course of business.

            (b) The Grantor has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Grantor. The performance of this IP Security Agreement does not conflict with or result in a breach of any other agreement or contract to which the Grantor is bound and this IP Security Agreement constitutes a security interest.

            (c) During the term of this IP Security Agreement, the Grantor will not transfer or otherwise encumber any Intellectual Property Collateral, except as set forth in this IP Security Agreement.

            (d) To its knowledge, each of the Patents, if any, which has been issued is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid, unenforceable or unprotectable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

            (e) The Grantor shall promptly advise the Secured Party in writing of any adverse change in the composition of the Intellectual Property Collateral or any adverse determination against the Intellectual Property Collateral, as well as any subsequent ownership right of the Grantor in or to any Copyright, Patent or Trademark.

            (f) The Grantor shall, at its own cost and expense, diligently prosecute, file and make (to the extent that it has not already done so) an application to register with all appropriate offices or agencies any of the Intellectual Property Collateral created, acquired or held by the Grantor now or in the future.

            (g) The Grantor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise the Secured Party in writing of infringements detected and (iii) not allow any Copyright, Patent or Trademark to be abandoned, forfeited or dedicated to the public without the written consent of the Secured Party, which shall not be unreasonably withheld, unless the Grantor determines that reasonable business practices suggest that abandonment is appropriate.

            (h) In the event that the Grantor shall register, seek to register, or apply for or seek issuance of any copyright, patent or trademark with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of any foreign country it shall: (i) no later than fifteen (15) business days' after such registration or the filing of such an application, give notice to the Secured Party of such registration or the filing of such application and provide the Secured Party with a copy thereof; (ii) promptly upon the delivery by the Secured Party of a security agreement or such other documents as the Secured Party may reasonably request in order to maintain and perfect the priority of the Secured Party's security interest in the Copyright, Patent or Trademark registered, execute the same; and (iii) promptly after such execution, record such security documents with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of any foreign country. The Grantor shall promptly provide to the Secured Party a copy of the Copyright, Patent or Trademark application(s) so filed, together with evidence of the recording of the security documents necessary for the Secured Party to maintain and perfect the priority of its security interest in such Copyright, Patent or Trademark.

            (i) This IP Security Agreement creates and, in the case of after acquired Intellectual Property Collateral, this IP Security Agreement will create at the time the Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of the Secured Party a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States and throughout the world securing the payment and performance of the Secured Obligations upon making the filings referred to in clause (j) below.

            (j) Except for the filing of appropriate UCC financing statements, and the filing with the United States Patent and Trademark Office (or similar office or agency of the appropriate foreign countries) with respect to the Patents and Trademarks and the filing with the Register of Copyrights (or similar office or agency of the appropriate foreign countries) with respect to the Copyrights necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any U.S. or foreign governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Security Agreement by the Grantor in the U.S. or abroad or (ii) for the perfection in the United States or abroad or the exercise by the Secured Party of its rights and remedies hereunder.

            (k) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

            (l) The Grantor shall not enter into any agreement that would impair or conflict with the Grantor's obligations hereunder without the Secured Party's prior written consent. The Grantor shall not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way prevent the creation of a security interest in the Grantor's rights and interest in any property that would fit within the definition of Intellectual Property Collateral herein contained and that is acquired under such contract.

            (m) Upon any officer of the Grantor obtaining actual knowledge thereof, the Grantor will promptly notify the Secured Party in writing of any event that adversely affects the value of any Intellectual Property Collateral, the ability of the Grantor to dispose of any Intellectual Property Collateral of the rights and remedies of the Secured Party in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

      6. The Secured Party's Rights. The Secured Party shall have the right, but not the obligation, to take, at the Grantor's sole expense, any actions that the Grantor is required under this IP Security Agreement to take but which the Grantor fails to take, after fifteen (15) business days' notice to the Grantor. The Grantor shall reimburse and indemnify the Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 6.

      7. Inspection Rights. The Grantor hereby grants to the Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to the Grantor, any of the Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to the Grantor and as often as may be reasonably requested; provided, however, that the Secured Party may not exercise the rights granted to it pursuant to this Section 7 on more than six (6) occasions in any calendar year.

      8. Further Assurances; Attorney in Fact.

            (a) On a continuing basis, the Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States and foreign countries, as appropriate, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by the Secured Party, to perfect the Secured Party's security interest in the Intellectual Property Collateral and otherwise to carry out the intent and purposes of this IP Security Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all Intellectual Property Collateral.

            (b) The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion, upon the Grantor's failure or inability to do so, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this IP Security Agreement, including:

                  (i) To modify, in its sole discretion, this IP Security Agreement without first obtaining the Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the Grantor no longer has or claims any right, title or interest; provided, however, that the Secured Party may not exercise the rights granted to it pursuant to this Section 8(b)(i) unless (A) it shall have given the Grantor notice of its intent to exercise such rights (which notification must set forth the manner in which the Secured Party intends to modify Exhibit A, Exhibit B or Exhibit C) and the opportunity to amend such exhibits in the manner contemplated by such notice and (B) the Grantor has not so modified such exhibits within at least fifteen (15) calendar days after it received such notice from the Secured Party; and

                  (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of the Grantor where permitted by law.

      9. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this IP Security Agreement:

            (a) An event of default occurs under the Loan Agreement; or

            (b) The Grantor breaches any warranty or agreement made by the Grantor in this IP Security Agreement and such warranty or agreement is not capable of being cured by the Grantor or, if such warranty or agreement is capable of being cured by the Grantor, it is not cured within five (5) business days of such breach.

      10. Remedies. Upon the occurrence and continuance of an Event of Default, the Secured Party shall have the right to exercise all the remedies of a secured party under the Uniform Commercial Code, including, but not limited to, the right to require the Grantor to assemble the Intellectual Property Collateral and any tangible property in which the Secured Party has a security interest and to make it available to the Secured Party at a place designated by the Secured Party. The Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit the Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. The Grantor will pay any expenses (including, but not limited to, reasonable attorney's fees) incurred by the Secured Party in connection with the exercise of any of the Secured Party's rights hereunder, including, but not limited to, any expense incurred in disposing of the Intellectual Property Collateral. The cash proceeds received by the Secured Party in respect of any such sale are to be applied, first, to the payment of any expenses incurred by the Secured Party in connection with the exercise of any of its rights hereunder and to the payment of expenses that are the responsibility of the Grantor pursuant to other provisions of this Agreement (to the extent that they are then unpaid), second, to the payment of the Secured Obligations, and third, the remaining proceeds, if any, are to be paid over to the Grantor. All of the Secured Party's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      11. Indemnity. The Grantor agrees to defend, indemnify and hold harmless the Secured Party and its owners, directors, officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Security Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by the Secured Party as a result of or in any way arising out of, following or consequential to transactions between the Secured Party and the Grantor, under this IP Security Agreement or otherwise relating to the Intellectual Property Collateral (including, but not limited to, reasonable attorneys fees and reasonable expenses), including, but not limited to, all losses or expenses arising out of any defect or malfunction in any product manufactured, promoted or sold by the Grantor in connection with any Copyright, Patent or Trademark. Notwithstanding the foregoing, the Grantor shall have no obligations pursuant to this Section 11 for losses, claims, liabilities, demands or expenses that result solely and directly from the Secured Party's gross negligence or willful misconduct.

      12. Fees and Expenses. The Grantor shall bear all reasonable legal expenses of the Secured Party in connection with the negotiation, drafting and execution of this IP Security Agreement and all filings contemplated hereby

      13. Confidentiality. In handling any information of a confidential nature that comes into its possession pursuant to the rights granted to it by this IP Security Agreement ("Confidential Information"), the Secured Party shall exercise the same degree of care that it exercises in respect of its own confidential information. The foregoing sentence shall not be deemed to prohibit disclosure of Confidential Information (a) to prospective assignees or transferees of the rights and obligations of the Secured Party under the Loan Agreement and/or the Guaranty, or (b) as the Secured Party considers appropriate in exercising the remedies provided to it in this IP Security Agreement.

      14. Termination and Reassignment. At such time as the Grantor shall completely satisfy all of the Secured Obligations, this IP Security Agreement shall terminate and the Secured Party shall execute and deliver to the Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in the Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by the Secured Party pursuant hereto.

      15. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

      16. Attorneys' Fees. If any action relating to this IP Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

      17. Amendments. Except as contemplated by Section 8(b)(i) hereof, this IP Security Agreement may be amended only by a written instrument signed by both parties hereto.

      18. Counterparts. This IP Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      19. Severability. Each provision of this IP Security Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision of this IP Security Agreement shall not affect the validity or legality of any other provision hereof.

      20. Law and Jurisdiction. This IP Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard for choice of law provisions.

      21. Assignment. Without the consent of the Grantor, the Secured Party may assign or otherwise transfer its rights and obligations hereunder to any other person or entity in connection with an assignment or other transfer of its rights and obligations under the Loan Agreement and/or the Guaranty and, in such event, the assignee shall be entitled, upon notifying the Grantor, to the rights of the Secured Party hereunder and shall be liable for all of the obligations of the Secured Party hereunder. Without the prior written consent of the Secured Party, the Grantor may not assign or otherwise transfer any of its rights or obligations hereunder.

         [The remainder of the page has intentionally been left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this IP Security Agreement on the day and year first above written.

ADDRESS OF GRANTOR:                     GRANTOR:

3767 boul. Thimens, Suite 268           VITALSTATE CANADA LTD., a Canadian
Saint-Laurent, Quebec                   corporation
H4R 1W4

                                        By:_____________________________
                                        Name:
                                        Title:

ADDRESS OF SECURED PARTY:               SECURED PARTY:

170 Midwest Road                        SCEPTER HOLDINGS INC., a Canadian
Toronto, Ontario M1P 3A9                corporation

                                        By:_____________________________
                                        Name:
                                        Title:

                                   EXHIBIT "A"

                          COPYRIGHTS (U.S. AND FOREIGN)

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT TITLE AND     REGISTRATION                       DATE OF      OWNER OF
    DESCRIPTION             NUMBER          COUNTRY       ISSUANCE       RECORD
    -----------             ------          -------       --------       ------





SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

COPYRIGHT TITLE AND      APPLICATION                       DATE OF      OWNER OF
    DESCRIPTION             NUMBER          COUNTRY        FILING        RECORD
    -----------             ------          -------        ------        ------





SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)


 COPYRIGHT                           FIRST DATE            ORIGINAL AUTHOR OR
 TITLE AND           DATE OF             OF              OWNER OF COPYRIGHT (IF
DESCRIPTION          CREATION        PUBLICATION         DIFFERENT FROM GRANTOR)
-----------          --------        -----------         -----------------------

                                   EXHIBIT "B"

SCHEDULE A - PATENTS (U.S. AND FOREIGN)

    TITLE       NUMBER       COUNTRY      INVENTORS     FILING DATE       STATUS
    -----       ------       -------      ---------     -----------       ------





SCHEDULE B - PATENT APPLICATIONS (U.S. AND FOREIGN)

------------------------------------------------------------------------------------------------------------------
Title                                  Number                   Country                         Inventor(s)
------------------------------------------------------------------------------------------------------------------
A Carbohydrate-based Delivery System   10/416,815               U.S.             Michael Farber/Jonathan Farber
for Creatine and Other Bioactive
Ingredients
------------------------------------------------------------------------------------------------------------------
Delivery Systems For Functional        PCT/CA03/00411           International    Michael Farber/Jonathan Farber
Ingredients
------------------------------------------------------------------------------------------------------------------
Delivery Systems For Functional        10/416,547               U.S.             Michael Farber/Jonathan Farber
Ingredients
------------------------------------------------------------------------------------------------------------------
A Starch-Based Delivery System for     10/297,983               U.S.             Michael Farber/Jonathan Farber
Creatine
------------------------------------------------------------------------------------------------------------------
Transmucosal Delivery System           PCT/CA03/01034           International    Michael Farber/Jonathan Farber
(Renamed to " Oral Delivery System
Containing a Gel matrix and Liposomes")
------------------------------------------------------------------------------------------------------------------
Multi-Phase Delivery System            PCT/CA03/01206           International    Michael Farber/Jonathan Farber
(Renamed to "Multi-phase Oral delivery
System Comprising a Semi-Solid Matrix
Phase")
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Title                                      Priority Date                            Status
-------------------------------------------------------------------------------------------------
A Carbohydrate-based Delivery System       September 25, 2001         Filed US May 7, 2003
for Creatine and Other Bioactive
Ingredients
-------------------------------------------------------------------------------------------------
Delivery Systems For Functional            April 16, 2002             Full PCT Filed Mar 23,
Ingredients                                                           2003
-------------------------------------------------------------------------------------------------
Delivery Systems For Functional            April 16, 2002             Filed US May 13, 2003
Ingredients
-------------------------------------------------------------------------------------------------
A Starch-Based Delivery System for         September 25, 2001         Filed US Dec 10, 2002
Creatine
-------------------------------------------------------------------------------------------------
Transmucosal Delivery System               July 19, 2002              Full PCT Filed July 18,
(Renamed to " Oral Delivery System                                    2003
Containing a Gel matrix and Liposomes")
-------------------------------------------------------------------------------------------------
Multi-Phase Delivery System                August 13, 2002            Full PCT Filed Aug 13,
(Renamed to "Multi-phase Oral delivery                                2003
System Comprising a Semi-Solid Matrix
Phase")
-------------------------------------------------------------------------------------------------

SCHEDULE C - PROVISIONAL  PATENT APPLICATIONS (U.S. AND FOREIGN)

------------------------------------------------------------------------------------------------------------------------------------
 Title                              Number              Country          Inventor(s)                             Filing Date
------------------------------------------------------------------------------------------------------------------------------------
 Delivery System for Non-steroidal  60/550,603          U.S.             Jonathan Farber                         March 5, 2004
 anti-inflammatory drugs (NSAIDs)
------------------------------------------------------------------------------------------------------------------------------------
 Delivery Systems for Calcium                           U.S.             Jonathan Farber                         February 19, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Delivery Systems for Antacids      60/558,906          U.S.             Jonathan Farber                         April 1, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Oral gel delivery system           60/519,664          U.S.             Jonathan Farber                         November 13, 2003
------------------------------------------------------------------------------------------------------------------------------------
 Gel Delivery System for Bioactive                      U.S.             Jonathan Farber                         January 8, 2004
 Ingredients
------------------------------------------------------------------------------------------------------------------------------------
 Oral gel delivery system for       60/525,596          U.S.             Jonathan Farber                         April 26, 2004
 Functional ingredients
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
 Title                                                   Status
-----------------------------------------------------------------------
 Delivery System for Non-steroidal         US Provisional
 anti-inflammatory drugs (NSAIDs)
-----------------------------------------------------------------------
 Delivery Systems for Calcium              US Provisional
-----------------------------------------------------------------------
 Delivery Systems for Antacids             US Provisional
-----------------------------------------------------------------------
 Oral gel delivery system                  US Provisional
-----------------------------------------------------------------------
 Gel Delivery System for Bioactive         US Provisional
 Ingredients
-----------------------------------------------------------------------
 Oral gel delivery system for              US Provisional
 Functional ingredients
-----------------------------------------------------------------------

                                   EXHIBIT "C"

SCHEDULE A - TRADEMARKS (U.S. AND FOREIGN)

-------------------------------------------------------------------------------------------------------------
                           Application
 Trademark                     No.     Country   Filing Date                     Status
-------------------------------------------------------------------------------------------------------------
 ACTIJUBE                   76421274  U.S.       14-Jun-02    Statement of Use filed
                            1138072   Canada     19-Apr-02    Allowed; Statement of Use due by 19/04/2005
                            2894798   EU         16-Oct-02    Publication complete, registration pending
-------------------------------------------------------------------------------------------------------------
 ACTIJUBE and DESIGN        78259876  U.S.       9-Jun-03     Allowed September 21, 2004
                            1179033   Canada     3-Jun-03     Time extension to Nov 4, 2004 - in prosecution
-------------------------------------------------------------------------------------------------------------
 ATTACK THE PACK            78259495  U.S.       6-Jun-03     Pub for Opp on 9/14/04; extension to oppose
                                                              filed 10/14/04
-------------------------------------------------------------------------------------------------------------
 COMMAND and DESIGN         78262818  U.S.       16-Jun-03    USPTO wrongly abandoned - Filed to reinstate
                                                              Sept 1
-------------------------------------------------------------------------------------------------------------
 COMMAND PERFORMANCE        78245226  U.S.       2-May-03     Allowed 11/02/2004
-------------------------------------------------------------------------------------------------------------
 EXPANDING YOUR POTENTIAL   78251623  U.S.       19-May-03    Allowed 5/11/2004; Extension of time or
                                                              Statement of Use due 11/11/2004
-------------------------------------------------------------------------------------------------------------
 FITKIDS NUTRITION          78259491  U.S.       6-Jun-03     Published for opposition October 7

                                                              Approved for publication on 9/05/2004 but
                                                              not published yet
-------------------------------------------------------------------------------------------------------------
 FITKIDS NUTRITION DESIGN   78259487  U.S.       6-Jun-03     Approved for publication October 4, 2004
-------------------------------------------------------------------------------------------------------------
 FOUNDATION                 78270251  U.S.       3-Jul-03     Published for opposition on 9/28/2004
-------------------------------------------------------------------------------------------------------------
 LIQUID LIGHTNING           78259988  U.S.       9-Jun-03     10/13/2004 - suspension letter mailed
-------------------------------------------------------------------------------------------------------------
 LIQUID THUNDER             78259909  U.S.       9-Jun-03     9/2/4/2004 - publication complete
-------------------------------------------------------------------------------------------------------------
 PROTEIN SPLASH             78260010  U.S.       9-Jun-03     8/30/2004 - suspension letter mailed
-------------------------------------------------------------------------------------------------------------
 PROTEIN WAVE               78260000  U.S.       9-Jun-03     8/30/2004 - suspension letter mailed
-------------------------------------------------------------------------------------------------------------
 RIPPED QUICK               78268189  U.S.       27-Jun-03    USPTO wrongly abandoned - Filed to reinstate
                            1175077   Canada     29-Apr-03    8/25/04
                                                              Searched - in prosecution
-------------------------------------------------------------------------------------------------------------
 RUSSIAN RED                76421463  U.S.       14-Jun-02    Published for Opposition Sept 7, 2004
                            1217734   Canada     21-May-04    Refile - approved on Oct 27, 2004
                            1136432   Canada     5-Apr-02     In prosecution
                            2878908   EU         10-Apr-02    Publication period completed on 11/02/2004
-------------------------------------------------------------------------------------------------------------
TRIM PHYSIQUE               1136431   Canada     5-Apr-02     Searched - in prosecution
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                           Application
 Trademark                     No.     Country   Filing Date                     Status
-------------------------------------------------------------------------------------------------------------
VITALSTATE DESIGN           78265094  U.S.       20-Jun-03    Published for opp on Oct. 12, 2004
                            1178654   Canada     29-May-03    In prosecution
-------------------------------------------------------------------------------------------------------------
VITALSTATE                  76421450  U.S.       14-Jun-02    Allowed
                            1136430   Canada     5-Apr-02     In prosecution
                            2877702   EU         10-Apr-02    Publication competed on Oct 5, 2004
-------------------------------------------------------------------------------------------------------------
WOLVERINES and DESIGN       78259485  U.S.       6-Jun-03     Published for Opposition Sept 21, 2004
-------------------------------------------------------------------------------------------------------------

SCHEDULE B - COMMON LAW TRADEMARKS

                                                         OTHER
                     DATE OF FIRST                    COUNTRIES IN
                        USE IN        COUNTRY OF      WHICH MARK IS     OWNER OF
    TRADEMARK          COMMERCE       FIRST USE          IN USE        TRADEMARK
    ---------          --------       ---------          ------        ---------

                                                                   EXHIBIT 10.16


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement, dated as of __________, 200_ (this "IP Security Agreement"), is made by and among Vitalstate US, Inc., a Florida corporation (the "Grantor"), and Scepter Holdings Inc., a Canadian corporation (the "Secured Party").

                                    RECITALS

      A. The Secured Party has agreed to loan to Vitalstate Inc., a New York corporation ("Vitalstate Parent"), up to US$6,400,000 pursuant to that certain Loan Agreement, dated as of February 10, 2004 (the "Initial Loan Agreement"), among Vitalstate Parent, Vitalstate Canada Ltd., a Canadian corporation ("Vitalstate Canada"), the Grantor and the Secured Party, as amended by Amendment No. 1 to Loan Agreement, Guaranty and Security Agreement, dated as of June 15, 2004 ("Amendment No. 1"), by Amendment No. 2 to Loan Agreement, Guaranty, Security Agreement and Notes, dated as of October 21, 2004 ("Amendment No. 2"), and by Amendment No. 3 to Loan Agreement, Guaranty, Security Agreement and Notes, dated as of ________, 200_ ("Amendment No. 3"), each among Vitalstate Parent, Vitalstate Canada, the Grantor and the Secured Party. The Initial Loan Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 (collectively, the "Amendments"), is referred to as the "Loan Agreement."

      B. As of the date of this IP Security Agreement, the Secured Party has loaned to Vitalstate Parent an aggregate of US$_________ pursuant to the Loan Agreement, which loan is evidenced by a series of promissory notes (the "Notes").

      C. Each of Vitalstate Canada and the Grantor have guaranteed the repayment of the Notes pursuant to a Guaranty, dated February 10, 2004, made by Vitalstate Canada and the Grantor in favor of the Secured Party, as amended by the Amendments (such Guaranty, as amended by the Amendments, is referred to as the "Guaranty"). Each of Vitalstate Parent, Vitalstate Canada and the Grantor have granted to the Secured Party a security interest in their accounts receivable, inventory and certain other assets, as set forth in that certain Security Agreement, dated as of February 10, 2004, among Vitalstate Parent, Vitalstate Canada, the Grantor and the Secured Party, as amended by the Amendments.

      D. To secure the Secured Obligations (as defined below), the Grantor has agreed to grant the Secured Party a security interest in and lien upon the Intellectual Property Collateral (as defined below).

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

      1. Grant of Security Interest. The Grantor hereby unconditionally and irrevocably pledges and grants to the Secured Party a continuing security interest in and continuing first lien upon all of its right, title and interest in and to its property and assets set forth below (the "Intellectual Property Collateral"):

            (a) Copyrights. Any and all U.S. and foreign copyright rights, including copyright applications, copyright registrations and like protections, in each work or authorship and derivative work thereof, whether published or unpublished, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, but not limited to, those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

            (b) Patents. Any and all U.S. and foreign patents, patent applications and like protections now or hereafter existing, including, but not limited to, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, but not limited to, the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

            (c) Trademarks. Any and all U.S. and foreign trademark and servicemark rights now or hereafter existing, whether registered or not, applications to register and registrations of the same, including, but not limited to, those set forth on Exhibit C attached hereto (collectively, the "Trademarks"), and like protections, including, but not limited to, common law rights, and the entire goodwill associated therewith and symbolized by such Trademarks;

            (d) Claims for Damages. Any and all claims for damages by way of past, present and future infringements of any of the intellectual property rights identified above, with the right, but not the obligation, to sue for and collect such damages for said infringement of the intellectual property rights identified above;

            (e) Licenses. Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks (including any amendments, extension and renewals thereof) and all license fees and royalties arising from such use to the extent permitted by such license or rights;

            (f) Amendments, Extensions and Renewals. Any and all amendments, extensions and renewals of any of the Copyrights, Patents or Trademarks; and

            (g) Proceeds and Products. Any and all proceeds and products of the foregoing, including, but not limited to, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

      2. Continuing Security Interest. This IP Security Agreement will create a continuing security interest in the Intellectual Property Collateral and will
(i) remain in full force and effect until payment or performance in full of the Secured Obligations, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure to the benefit of the Secured Party and its successors and assigns.

      3. Secured Obligations. This IP Security Agreement is made and the security interests created hereby are granted to the Secured Party to secure the full and prompt payment or performance of the following (the "Secured Obligations"): (a) the obligations of the Grantor pursuant to the Loan Agreement and this IP Security Agreement, (b) the obligations of the Grantor pursuant to the Guaranty, (c) all reasonable costs incurred by the Secured Party to obtain, preserve, perfect and enforce the liens and security interests created hereby; and (d) any renewals, continuations, modifications or extensions of any of the foregoing.

      4. Authorization and Request. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other relevant U.S. or foreign governmental authority record this IP Security Agreement.

      5. Covenants and Warranties. The Grantor represents, warrants, covenants and agrees as follows:

            (a) The Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by the Grantor to third parties in the ordinary course of business.

            (b) The Grantor has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Grantor. The performance of this IP Security Agreement does not conflict with or result in a breach of any other agreement or contract to which the Grantor is bound and this IP Security Agreement constitutes a security interest.

            (c) During the term of this IP Security Agreement, the Grantor will not transfer or otherwise encumber any Intellectual Property Collateral, except as set forth in this IP Security Agreement.

            (d) To its knowledge, each of the Patents, if any, which has been issued is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid, unenforceable or unprotectable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

            (e) The Grantor shall promptly advise the Secured Party in writing of any adverse change in the composition of the Intellectual Property Collateral or any adverse determination against the Intellectual Property Collateral, as well as any subsequent ownership right of the Grantor in or to any Copyright, Patent or Trademark.

            (f) The Grantor shall, at its own cost and expense, diligently prosecute, file and make (to the extent that it has not already done so) an application to register with all appropriate offices or agencies any of the Intellectual Property Collateral created, acquired or held by the Grantor now or in the future.

            (g) The Grantor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise the Secured Party in writing of infringements detected and (iii) not allow any Copyright, Patent or Trademark to be abandoned, forfeited or dedicated to the public without the written consent of the Secured Party, which shall not be unreasonably withheld, unless the Grantor determines that reasonable business practices suggest that abandonment is appropriate.

            (h) In the event that the Grantor shall register, seek to register, or apply for or seek issuance of any copyright, patent or trademark with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of any foreign country it shall: (i) no later than fifteen (15) business days' after such registration or the filing of such an application, give notice to the Secured Party of such registration or the filing of such application and provide the Secured Party with a copy thereof; (ii) promptly upon the delivery by the Secured Party of a security agreement or such other documents as the Secured Party may reasonably request in order to maintain and perfect the priority of the Secured Party's security interest in the Copyright, Patent or Trademark registered, execute the same; and (iii) promptly after such execution, record such security documents with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of any foreign country. The Grantor shall promptly provide to the Secured Party a copy of the Copyright, Patent or Trademark application(s) so filed, together with evidence of the recording of the security documents necessary for the Secured Party to maintain and perfect the priority of its security interest in such Copyright, Patent or Trademark.

            (i) This IP Security Agreement creates and, in the case of after acquired Intellectual Property Collateral, this IP Security Agreement will create at the time the Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of the Secured Party a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States and throughout the world securing the payment and performance of the Secured Obligations upon making the filings referred to in clause (j) below.

            (j) Except for the filing of appropriate UCC financing statements, and the filing with the United States Patent and Trademark Office (or similar office or agency of the appropriate foreign countries) with respect to the Patents and Trademarks and the filing with the Register of Copyrights (or similar office or agency of the appropriate foreign countries) with respect to the Copyrights necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any U.S. or foreign governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Security Agreement by the Grantor in the U.S. or abroad or (ii) for the perfection in the United States or abroad or the exercise by the Secured Party of its rights and remedies hereunder.

            (k) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

            (l) The Grantor shall not enter into any agreement that would impair or conflict with the Grantor's obligations hereunder without the Secured Party's prior written consent. The Grantor shall not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way prevent the creation of a security interest in the Grantor's rights and interest in any property that would fit within the definition of Intellectual Property Collateral herein contained and that is acquired under such contract.

            (m) Upon any officer of the Grantor obtaining actual knowledge thereof, the Grantor will promptly notify the Secured Party in writing of any event that adversely affects the value of any Intellectual Property Collateral, the ability of the Grantor to dispose of any Intellectual Property Collateral of the rights and remedies of the Secured Party in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

      6. The Secured Party's Rights. The Secured Party shall have the right, but not the obligation, to take, at the Grantor's sole expense, any actions that the Grantor is required under this IP Security Agreement to take but which the Grantor fails to take, after fifteen (15) business days' notice to the Grantor. The Grantor shall reimburse and indemnify the Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 6.

      7. Inspection Rights. The Grantor hereby grants to the Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to the Grantor, any of the Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to the Grantor and as often as may be reasonably requested; provided, however, that the Secured Party may not exercise the rights granted to it pursuant to this Section 7 on more than six (6) occasions in any calendar year.

      8. Further Assurances; Attorney in Fact.

            (a) On a continuing basis, the Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States and foreign countries, as appropriate, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by the Secured Party, to perfect the Secured Party's security interest in the Intellectual Property Collateral and otherwise to carry out the intent and purposes of this IP Security Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all Intellectual Property Collateral.

            (b) The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion, upon the Grantor's failure or inability to do so, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this IP Security Agreement, including:

                  (i) To modify, in its sole discretion, this IP Security Agreement without first obtaining the Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the Grantor no longer has or claims any right, title or interest; provided, however, that the Secured Party may not exercise the rights granted to it pursuant to this Section 8(b)(i) unless (A) it shall have given the Grantor notice of its intent to exercise such rights (which notification must set forth the manner in which the Secured Party intends to modify Exhibit A, Exhibit B or Exhibit C) and the opportunity to amend such exhibits in the manner contemplated by such notice and (B) the Grantor has not so modified such exhibits within at least fifteen (15) calendar days after it received such notice from the Secured Party; and

                  (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of the Grantor where permitted by law.

      9. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this IP Security Agreement:

            (a) An event of default occurs under the Loan Agreement; or

            (b) The Grantor breaches any warranty or agreement made by the Grantor in this IP Security Agreement and such warranty or agreement is not capable of being cured by the Grantor or, if such warranty or agreement is capable of being cured by the Grantor, it is not cured within five (5) business days of such breach.

      10. Remedies. Upon the occurrence and continuance of an Event of Default, the Secured Party shall have the right to exercise all the remedies of a secured party under the Uniform Commercial Code, including, but not limited to, the right to require the Grantor to assemble the Intellectual Property Collateral and any tangible property in which the Secured Party has a security interest and to make it available to the Secured Party at a place designated by the Secured Party. The Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit the Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. The Grantor will pay any expenses (including, but not limited to, reasonable attorney's fees) incurred by the Secured Party in connection with the exercise of any of the Secured Party's rights hereunder, including, but not limited to, any expense incurred in disposing of the Intellectual Property Collateral. The cash proceeds received by the Secured Party in respect of any such sale are to be applied, first, to the payment of any expenses incurred by the Secured Party in connection with the exercise of any of its rights hereunder and to the payment of expenses that are the responsibility of the Grantor pursuant to other provisions of this Agreement (to the extent that they are then unpaid), second, to the payment of the Secured Obligations, and third, the remaining proceeds, if any, are to be paid over to the Grantor. All of the Secured Party's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      11. Indemnity. The Grantor agrees to defend, indemnify and hold harmless the Secured Party and its owners, directors, officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Security Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by the Secured Party as a result of or in any way arising out of, following or consequential to transactions between the Secured Party and the Grantor under this IP Security Agreement or otherwise relating to the Intellectual Property Collateral (including, but not limited to, reasonable attorneys fees and reasonable expenses), including, but not limited to, all losses or expenses arising out of any defect or malfunction in any product manufactured, promoted or sold by the Grantor in connection with any Copyright, Patent or Trademark. Notwithstanding the foregoing, the Grantor shall have no obligations pursuant to this Section 11 for losses, claims, liabilities, demands or expenses that result solely and directly from the Secured Party's gross negligence or willful misconduct.

      12. Fees and Expenses. The Grantor shall bear all reasonable legal expenses of the Secured Party in connection with the negotiation, drafting and execution of this IP Security Agreement and all filings contemplated hereby

      13. Confidentiality. In handling any information of a confidential nature that comes into its possession pursuant to the rights granted to it by this IP Security Agreement ("Confidential Information"), the Secured Party shall exercise the same degree of care that it exercises in respect of its own confidential information. The foregoing sentence shall not be deemed to prohibit disclosure of Confidential Information (a) to prospective assignees or transferees of the rights and obligations of the Secured Party under the Loan Agreement and/or the Guaranty, or (b) as the Secured Party considers appropriate in exercising the remedies provided to it in this IP Security Agreement.

      14. Termination and Reassignment. At such time as the Grantor shall completely satisfy all of the Secured Obligations, this IP Security Agreement shall terminate and the Secured Party shall execute and deliver to the Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in the Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by the Secured Party pursuant hereto.

      15. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

      16. Attorneys' Fees. If any action relating to this IP Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

      17. Amendments. Except as contemplated by Section 8(b)(i) hereof, this IP Security Agreement may be amended only by a written instrument signed by both parties hereto.

      18. Counterparts. This IP Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      19. Severability. Each provision of this IP Security Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision of this IP Security Agreement shall not affect the validity or legality of any other provision hereof.

      20. Law and Jurisdiction. This IP Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard for choice of law provisions.

      21. Assignment. Without the consent of the Grantor, the Secured Party may assign or otherwise transfer its rights and obligations hereunder to any other person or entity in connection with an assignment or other transfer of its rights and obligations under the Loan Agreement and/or the Guaranty and, in such event, the assignee shall be entitled, upon notifying the Grantor, to the rights of the Secured Party hereunder and shall be liable for all of the obligations of the Secured Party hereunder. Without the prior written consent of the Secured Party, the Grantor may not assign or otherwise transfer any of its rights or obligations hereunder.

         [The remainder of the page has intentionally been left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this IP Security Agreement on the day and year first above written.

ADDRESS OF GRANTOR:                     GRANTOR:


1499 High Ridge Road                    VITALSTATE US, INC., a Florida
Boynton Beach, Florida 33426            corporation


                                        By:___________________________________
                                        Name:
                                        Title:



ADDRESS OF SECURED PARTY:               SECURED PARTY:


170 Midwest Road                        SCEPTER HOLDINGS INC., a Canadian
Toronto, Ontario M1P 3A9                corporation


                                        By:___________________________________
                                        Name:
                                        Title:

                                   EXHIBIT "A"

                          COPYRIGHTS (U.S. AND FOREIGN)

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT TITLE AND     REGISTRATION                       DATE OF      OWNER OF
    DESCRIPTION             NUMBER          COUNTRY       ISSUANCE       RECORD
    -----------             ------          -------       --------       ------





SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

COPYRIGHT TITLE AND      APPLICATION                       DATE OF      OWNER OF
    DESCRIPTION             NUMBER          COUNTRY        FILING        RECORD
    -----------             ------          -------        ------        ------





SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

 COPYRIGHT                           FIRST DATE            ORIGINAL AUTHOR OR
 TITLE AND           DATE OF             OF              OWNER OF COPYRIGHT (IF
DESCRIPTION          CREATION        PUBLICATION         DIFFERENT FROM GRANTOR)
-----------          --------        -----------         -----------------------

                                   EXHIBIT "B"

SCHEDULE A - PATENTS (U.S. AND FOREIGN)

    TITLE       NUMBER       COUNTRY      INVENTORS     FILING DATE       STATUS
    -----       ------       -------      ---------     -----------       ------






SCHEDULE B - PATENT APPLICATIONS (U.S. AND FOREIGN)

------------------------------------------------------------------------------------------------------
Title                             Number               Country                   Inventor(s)
------------------------------------------------------------------------------------------------------
A Carbohydrate-based Delivery     10/416,815           U.S.           Michael Farber/Jonathan Farber
System for Creatine and Other
Bioactive Ingredients
------------------------------------------------------------------------------------------------------
Delivery Systems For Functional   PCT/CA03/00411       International  Michael Farber/Jonathan Farber
Ingredients
------------------------------------------------------------------------------------------------------
Delivery Systems For Functional   10/416,547           U.S.           Michael Farber/Jonathan Farber
Ingredients
------------------------------------------------------------------------------------------------------
A Starch-Based Delivery System    10/297,983           U.S.           Michael Farber/Jonathan Farber
for Creatine
------------------------------------------------------------------------------------------------------
Transmucosal Delivery System      PCT/CA03/01034       International  Michael Farber/Jonathan Farber
(Renamed to " Oral Delivery
System Containing a Gel matrix
and Liposomes")
------------------------------------------------------------------------------------------------------
Multi-Phase Delivery System       PCT/CA03/01206       International  Michael Farber/Jonathan Farber
(Renamed to "Multi-phase Oral
delivery System Comprising a
Semi-Solid Matrix Phase")
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Title                            Priority Date                      Status
--------------------------------------------------------------------------------
A Carbohydrate-based Delivery    September 25, 2001     Filed US May 7, 2003
System for Creatine and Other
Bioactive Ingredients
--------------------------------------------------------------------------------
Delivery Systems For Functional  April 16, 2002         Full PCT Filed Mar 23,
Ingredients                                             2003
--------------------------------------------------------------------------------
Delivery Systems For Functional  April 16, 2002         Filed US May 13, 2003
Ingredients
--------------------------------------------------------------------------------
A Starch-Based Delivery System   September 25, 2001     Filed US Dec 10, 2002
for Creatine
--------------------------------------------------------------------------------
Transmucosal Delivery System     July 19, 2002          Full PCT Filed July
(Renamed to " Oral Delivery                             18, 2003
System Containing a Gel matrix
and Liposomes")
--------------------------------------------------------------------------------
Multi-Phase Delivery System      August 13, 2002        Full PCT Filed Aug 13,
(Renamed to "Multi-phase Oral                           2003
delivery System Comprising a
Semi-Solid Matrix Phase")
--------------------------------------------------------------------------------

SCHEDULE C - PROVISIONAL  PATENT APPLICATIONS (U.S. AND FOREIGN)


------------------------------------------------------------------------------------------------------
 Title                   Number    Country        Inventor(s)         Filing Date        Status

------------------------------------------------------------------------------------------------------
 Delivery System for  60/550,603  U.S.      Jonathan Farber         March 5, 2004   US Provisional
 Non-steroidal
 anti-inflammatory
 drugs (NSAIDs)
------------------------------------------------------------------------------------------------------
 Delivery Systems for             U.S.      Jonathan Farber         February 19,    US Provisional
 Calcium                                                            2004
------------------------------------------------------------------------------------------------------
 Delivery Systems for 60/558,906  U.S.      Jonathan Farber         April 1, 2004   US Provisional
 Antacids
------------------------------------------------------------------------------------------------------
 Oral gel delivery    60/519,664  U.S.      Jonathan Farber         November 13,    US Provisional
 system                                                             2003
------------------------------------------------------------------------------------------------------
 Gel Delivery System              U.S.      Jonathan Farber         January 8, 2004 US Provisional
 for Bioactive
 Ingredients
------------------------------------------------------------------------------------------------------
 Oral gel delivery    60/525,596  U.S.      Jonathan Farber         April 26, 2004  US Provisional
 system for
 Functional
 ingredients
------------------------------------------------------------------------------------------------------

                                   EXHIBIT "C"

SCHEDULE A - TRADEMARKS (U.S. AND FOREIGN)

--------------------------------------------------------------------------------------------------------------
 Trademark                 Application   Country   Filing Date                     Status
                               No.
--------------------------------------------------------------------------------------------------------------
 ACTIJUBE                  76421274    U.S.       14-Jun-02    Statement of Use filed
                           1138072     Canada     19-Apr-02    Allowed; Statement of Use due by 19/04/2005
                           2894798     EU         16-Oct-02    Publication complete, registration pending
--------------------------------------------------------------------------------------------------------------
 ACTIJUBE and DESIGN       78259876    U.S.       9-Jun-03     Allowed September 21, 2004
                           1179033     Canada     3-Jun-03     Time extension to Nov 4, 2004 - in prosecution
--------------------------------------------------------------------------------------------------------------
 ATTACK THE PACK           78259495    U.S.       6-Jun-03     Pub for Opp on 9/14/04; extension to oppose
                                                               filed 10/14/04
--------------------------------------------------------------------------------------------------------------
 COMMAND and DESIGN        78262818    U.S.       16-Jun-03    USPTO wrongly abandoned - Filed to
                                                               reinstate Sept 1
--------------------------------------------------------------------------------------------------------------
 COMMAND PERFORMANCE       78245226    U.S.       2-May-03     Allowed 11/02/2004
--------------------------------------------------------------------------------------------------------------
 EXPANDING YOUR POTENTIAL  78251623    U.S.       19-May-03    Allowed 5/11/2004; Extension of time or
                                                               Statement of Use due 11/11/2004
--------------------------------------------------------------------------------------------------------------
 FITKIDS NUTRITION         78259491    U.S.       6-Jun-03     Published for opposition October 7

                                                               Approved for publication on 9/05/2004 but
                                                               not published yet
--------------------------------------------------------------------------------------------------------------
 FITKIDS NUTRITION DESIGN  78259487    U.S.       6-Jun-03     Approved for publication October 4, 2004
--------------------------------------------------------------------------------------------------------------
 FOUNDATION                78270251    U.S.       3-Jul-03     Published for opposition on 9/28/2004
--------------------------------------------------------------------------------------------------------------
 LIQUID LIGHTNING          78259988    U.S.       9-Jun-03     10/13/2004 - suspension letter mailed
--------------------------------------------------------------------------------------------------------------
 LIQUID THUNDER            78259909    U.S.       9-Jun-03     9/2/4/2004 - publication complete
--------------------------------------------------------------------------------------------------------------
 PROTEIN SPLASH            78260010    U.S.       9-Jun-03     8/30/2004 - suspension letter mailed
--------------------------------------------------------------------------------------------------------------
 PROTEIN WAVE              78260000    U.S.       9-Jun-03     8/30/2004 - suspension letter mailed
--------------------------------------------------------------------------------------------------------------
 RIPPED QUICK              78268189    U.S.       27-Jun-03    USPTO wrongly abandoned - Filed to reinstate
                           1175077     Canada     29-Apr-03    8/25/04
                                                               Searched - in prosecution
--------------------------------------------------------------------------------------------------------------
 RUSSIAN RED               76421463    U.S.       14-Jun-02    Published for Opposition Sept 7, 2004
                           1217734     Canada     21-May-04    Refile - approved on Oct 27, 2004
                           1136432     Canada     5-Apr-02     In prosecution
                           2878908     EU         10-Apr-02    Publication period completed on 11/02/2004
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Trademark               Application   Country   Filing Date                     Status
                             No.
------------------------------------------------------------------------------------------------------------
TRIM PHYSIQUE            1136431     Canada     5-Apr-02     Searched - in prosecution
------------------------------------------------------------------------------------------------------------
VITALSTATE DESIGN        78265094    U.S.       20-Jun-03    Published for opp on Oct. 12, 2004
                         1178654     Canada     29-May-03    In prosecution
------------------------------------------------------------------------------------------------------------
VITALSTATE               76421450    U.S.       14-Jun-02    Allowed
                         1136430     Canada     5-Apr-02     In prosecution
                         2877702     EU         10-Apr-02    Publication competed on Oct 5, 2004
------------------------------------------------------------------------------------------------------------
WOLVERINES and DESIGN    78259485    U.S.       6-Jun-03     Published for Opposition Sept 21, 2004
------------------------------------------------------------------------------------------------------------


SCHEDULE B - COMMON LAW TRADEMARKS


                                                         OTHER
                     DATE OF FIRST                    COUNTRIES IN
                        USE IN        COUNTRY OF      WHICH MARK IS     OWNER OF
    TRADEMARK          COMMERCE       FIRST USE          IN USE        TRADEMARK
    ---------          --------       ---------          ------        ---------

                                                                   EXHIBIT 10.16


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement, dated as of __________, 200_ (this "IP Security Agreement"), is made by and among Vitalstate Inc., a New York corporation (the "Grantor"), and Scepter Holdings Inc., a Canadian corporation (the "Secured Party").

                                    RECITALS

      A. The Secured Party has agreed to loan to the Grantor up to US$6,400,000 pursuant to that certain Loan Agreement, dated as of February 10, 2004 (the "Initial Loan Agreement"), among the Grantor, Vitalstate Canada Ltd., a Canadian corporation ("Vitalstate Canada"), Vitalstate US, Inc., a Florida corporation ("Vitalstate US"), and the Secured Party, as amended by Amendment No. 1 to Loan Agreement, Guaranty and Security Agreement, dated as of June 15, 2004 ("Amendment No. 1"), by Amendment No. 2 to Loan Agreement, Guaranty Security Agreement and Notes, dated as of October 21, 2004 ("Amendment No. 2"), and by Amendment No. 3 to Loan Agreement, Guaranty, Security Agreement and Notes, dated as of _________, 200_ ("Amendment No. 3"), each among the Grantor, Vitalstate Canada, Vitalstate US and the Secured Party. The Initial Loan Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 (collectively, the "Amendments"), is referred to as the "Loan Agreement."

      B. As of the date of this IP Security Agreement, the Secured Party has loaned to the Grantor an aggregate of US$_________ pursuant to the Loan Agreement, which loan is evidenced by a series of promissory notes (the "Notes").

      C. Each of Vitalstate Canada and Vitalstate US have guaranteed the repayment of the Notes pursuant to a Guaranty, dated February 10, 2004, made by Vitalstate Canada and Vitalstate US in favor of the Secured Party, as amended by the Amendments (such Guaranty, as amended by the Amendments, is referred to as the "Guaranty"). Each of the Grantor, Vitalstate Canada and Vitalstate US have granted to the Secured Party a security interest in their accounts receivable, inventory and certain other assets, as set forth in that certain Security Agreement, dated as of February 10, 2004, among the Grantor, Vitalstate Canada, Vitalstate US and the Secured Party, as amended by the Amendments.

      D. To secure the Secured Obligations (as defined below), the Grantor has agreed to grant the Secured Party a security interest in and lien upon the Intellectual Property Collateral (as defined below).

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

      1. Grant of Security Interest. The Grantor hereby unconditionally and irrevocably pledges and grants to the Secured Party a continuing security interest in and continuing first lien upon all of its right, title and interest in and to its property and assets set forth below (the "Intellectual Property Collateral"):

            (a) Copyrights. Any and all U.S. and foreign copyright rights, including copyright applications, copyright registrations and like protections, in each work or authorship and derivative work thereof, whether published or unpublished, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, but not limited to, those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

            (b) Patents. Any and all U.S. and foreign patents, patent applications and like protections now or hereafter existing, including, but not limited to, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, but not limited to, the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

            (c) Trademarks. Any and all U.S. and foreign trademark and servicemark rights now or hereafter existing, whether registered or not, applications to register and registrations of the same, including, but not limited to, those set forth on Exhibit C attached hereto (collectively, the "Trademarks"), and like protections, including, but not limited to, common law rights, and the entire goodwill associated therewith and symbolized by such Trademarks;

            (d) Claims for Damages. Any and all claims for damages by way of past, present and future infringements of any of the intellectual property rights identified above, with the right, but not the obligation, to sue for and collect such damages for said infringement of the intellectual property rights identified above;

            (e) Licenses. Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks (including any amendments, extension and renewals thereof) and all license fees and royalties arising from such use to the extent permitted by such license or rights;

            (f) Amendments, Extensions and Renewals. Any and all amendments, extensions and renewals of any of the Copyrights, Patents or Trademarks; and

            (g) Proceeds and Products. Any and all proceeds and products of the foregoing, including, but not limited to, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

      2. Continuing Security Interest. This IP Security Agreement will create a continuing security interest in the Intellectual Property Collateral and will
(i) remain in full force and effect until payment or performance in full of the Secured Obligations, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure to the benefit of the Secured Party and its successors and assigns.

      3. Secured Obligations. This IP Security Agreement is made and the security interests created hereby are granted to the Secured Party to secure the full and prompt payment or performance of the following (the "Secured Obligations"): (a) the obligations of the Grantor pursuant to the Loan Agreement and this IP Security Agreement, (b) all reasonable costs incurred by the Secured Party to obtain, preserve, perfect and enforce the liens and security interests created hereby; and (c) any renewals, continuations, modifications or extensions of any of the foregoing.

      4. Authorization and Request. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other relevant U.S. or foreign governmental authority record this IP Security Agreement.

      5. Covenants and Warranties. The Grantor represents, warrants, covenants and agrees as follows:

            (a) The Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by the Grantor to third parties in the ordinary course of business.

            (b) The Grantor has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Grantor. The performance of this IP Security Agreement does not conflict with or result in a breach of any other agreement or contract to which the Grantor is bound and this IP Security Agreement constitutes a security interest.

            (c) During the term of this IP Security Agreement, the Grantor will not transfer or otherwise encumber any Intellectual Property Collateral, except as set forth in this IP Security Agreement.

            (d) To its knowledge, each of the Patents, if any, which has been issued is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid, unenforceable or unprotectable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

            (e) The Grantor shall promptly advise the Secured Party in writing of any adverse change in the composition of the Intellectual Property Collateral or any adverse determination against the Intellectual Property Collateral, as well as any subsequent ownership right of the Grantor in or to any Copyright, Patent or Trademark.

            (f) The Grantor shall, at its own cost and expense, diligently prosecute, file and make (to the extent that it has not already done so) an application to register with all appropriate offices or agencies any of the Intellectual Property Collateral created, acquired or held by the Grantor now or in the future.

            (g) The Grantor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise the Secured Party in writing of infringements detected and (iii) not allow any Copyright, Patent or Trademark to be abandoned, forfeited or dedicated to the public without the written consent of the Secured Party, which shall not be unreasonably withheld, unless the Grantor determines that reasonable business practices suggest that abandonment is appropriate.

            (h) In the event that the Grantor shall register, seek to register, or apply for or seek issuance of any copyright, patent or trademark with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of any foreign country it shall: (i) no later than fifteen (15) business days' after such registration or the filing of such an application, give notice to the Secured Party of such registration or the filing of such application and provide the Secured Party with a copy thereof; (ii) promptly upon the delivery by the Secured Party of a security agreement or such other documents as the Secured Party may reasonably request in order to maintain and perfect the priority of the Secured Party's security interest in the Copyright, Patent or Trademark registered, execute the same; and (iii) promptly after such execution, record such security documents with the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of any foreign country. The Grantor shall promptly provide to the Secured Party a copy of the Copyright, Patent or Trademark application(s) so filed, together with evidence of the recording of the security documents necessary for the Secured Party to maintain and perfect the priority of its security interest in such Copyright, Patent or Trademark.

            (i) This IP Security Agreement creates and, in the case of after acquired Intellectual Property Collateral, this IP Security Agreement will create at the time the Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of the Secured Party a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States and throughout the world securing the payment and performance of the Secured Obligations upon making the filings referred to in clause (j) below.

            (j) Except for the filing of appropriate UCC financing statements, and the filing with the United States Patent and Trademark Office (or similar office or agency of the appropriate foreign countries) with respect to the Patents and Trademarks and the filing with the Register of Copyrights (or similar office or agency of the appropriate foreign countries) with respect to the Copyrights necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any U.S. or foreign governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Security Agreement by the Grantor in the U.S. or abroad or (ii) for the perfection in the United States or abroad or the exercise by the Secured Party of its rights and remedies hereunder.

            (k) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

            (l) The Grantor shall not enter into any agreement that would impair or conflict with the Grantor's obligations hereunder without the Secured Party's prior written consent. The Grantor shall not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way prevent the creation of a security interest in the Grantor's rights and interest in any property that would fit within the definition of Intellectual Property Collateral herein contained and that is acquired under such contract.

            (m) Upon any officer of the Grantor obtaining actual knowledge thereof, the Grantor will promptly notify the Secured Party in writing of any event that adversely affects the value of any Intellectual Property Collateral, the ability of the Grantor to dispose of any Intellectual Property Collateral of the rights and remedies of the Secured Party in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

      6. The Secured Party's Rights. The Secured Party shall have the right, but not the obligation, to take, at the Grantor's sole expense, any actions that the Grantor is required under this IP Security Agreement to take but which the Grantor fails to take, after fifteen (15) business days' notice to the Grantor. The Grantor shall reimburse and indemnify the Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 6.

      7. Inspection Rights. The Grantor hereby grants to the Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to the Grantor, any of the Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to the Grantor and as often as may be reasonably requested: provided, however, that the Secured Party may not exercise the rights granted to it pursuant to this Section 7 on more than six (6) occasions in any calendar year.

      8. Further Assurances; Attorney in Fact.

            (a) On a continuing basis, the Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States and foreign countries, as appropriate, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by the Secured Party, to perfect the Secured Party's security interest in the Intellectual Property Collateral and otherwise to carry out the intent and purposes of this IP Security Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all Intellectual Property Collateral.

            (b) The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion, upon the Grantor's failure or inability to do so, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this IP Security Agreement, including:

                  (i) To modify, in its sole discretion, this IP Security Agreement without first obtaining the Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the Grantor no longer has or claims any right, title or interest; provided, however, that the Secured Party may not exercise the rights granted to it pursuant to this Section 8(b)(i) unless (A) it shall have given the Grantor notice of its intent to exercise such rights (which notification must set forth the manner in which the Secured Party intends to modify Exhibit A, Exhibit B or Exhibit C) and the opportunity to amend such exhibits in the manner contemplated by such notice and (B) the Grantor has not so modified such exhibits within at least fifteen (15) days after it received such notice from the Secured Party; and

                  (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of the Grantor where permitted by law.

      9. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this IP Security Agreement:

            (a) An event of default occurs under the Loan Agreement; or

            (b) The Grantor breaches any warranty or agreement made by the Grantor in this IP Security Agreement and such warranty or agreement is not capable of being cured by the Grantor or, if such warranty or agreement is capable of being cured by the Grantor, it is not cured within five (5) business days of such breach.

      10. Remedies. Upon the occurrence and continuance of an Event of Default, the Secured Party shall have the right to exercise all the remedies of a secured party under the Uniform Commercial Code, including, but not limited to, the right to require the Grantor to assemble the Intellectual Property Collateral and any tangible property in which the Secured Party has a security interest and to make it available to the Secured Party at a place designated by the Secured Party. The Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit the Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. The Grantor will pay any expenses (including, but not limited to, reasonable attorney's fees) incurred by the Secured Party in connection with the exercise of any of the Secured Party's rights hereunder, including, but not limited to, any expense incurred in disposing of the Intellectual Property Collateral. The cash proceeds received by the Secured Party in respect of any such sale are to be applied, first, to the payment of any expenses incurred by the Secured Party in connection with the exercise of any of its rights hereunder and to the payment of expenses that are the responsibility of the Grantor pursuant to other provisions of this Agreement (to the extent that they are then unpaid), second, to the payment of the Secured Obligations, and third, the remaining proceeds, if any, are to be paid over to the Grantor. All of the Secured Party's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      11. Indemnity. The Grantor agrees to defend, indemnify and hold harmless the Secured Party and its owners, directors, officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Security Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by the Secured Party as a result of or in any way arising out of, following or consequential to transactions between the Secured Party and the Grantor, under this IP Security Agreement or otherwise relating to the Intellectual Property Collateral (including, but not limited to, reasonable attorneys fees and reasonable expenses), including, but not limited to, all losses or expenses arising out of any defect or malfunction in any product manufactured, promoted or sold by the Grantor in connection with any Copyright, Patent or Trademark. Notwithstanding the foregoing, the Grantor shall have no obligations pursuant to this Section 11 for losses, claims, liabilities, demands or expenses that result solely and directly from the Secured Party's gross negligence or willful misconduct.

      12. Fees and Expenses. The Grantor shall bear all reasonable legal expenses of the Secured Party in connection with the negotiation, drafting and execution of this IP Security Agreement and all filings contemplated hereby

      13. Confidentiality. In handling any information of a confidential nature that comes into its possession pursuant to the rights granted to it by this IP Security Agreement ("Confidential Information"), the Secured Party shall exercise the same degree of care that it exercises in respect of its own confidential information. The foregoing sentence shall not be deemed to prohibit disclosure of Confidential Information (a) to prospective assignees or transferees of the rights and obligations of the Secured Party under the Loan Agreement and/or the Guaranty, or (b) as the Secured Party considers appropriate in exercising the remedies provided to it in this IP Security Agreement.

      14. Termination and Reassignment. At such time as the Grantor shall completely satisfy all of the Secured Obligations, this IP Security Agreement shall terminate and the Secured Party shall execute and deliver to the Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in the Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by the Secured Party pursuant hereto.

      15. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

      16. Attorneys' Fees. If any action relating to this IP Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

      17. Amendments. Except as contemplated by Section 8(b)(i) hereof, this IP Security Agreement may be amended only by a written instrument signed by both parties hereto.

      18. Counterparts. This IP Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      19. Severability. Each provision of this IP Security Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision of this IP Security Agreement shall not affect the validity or legality of any other provision hereof.

      20. Law and Jurisdiction. This IP Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard for choice of law provisions.

      21. Assignment. Without the consent of the Grantor, the Secured Party may assign or otherwise transfer its rights and obligations hereunder to any other person or entity in connection with an assignment or other transfer of its rights and obligations under the Loan Agreement and, in such event, the assignee shall be entitled, upon notifying the Grantor, to the rights of the Secured Party hereunder and shall be liable for all of the obligations of the Secured Party hereunder. Without the prior written consent of the Secured Party, the Grantor may not assign or otherwise transfer any of its rights or obligations hereunder.

         [The remainder of the page has intentionally been left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this IP Security Agreement on the day and year first above written.

ADDRESS OF GRANTOR:                     GRANTOR:


1499 High Ridge Road                    VITALSTATE INC., a New York corporation
Boynton Beach, Florida 33426


                                        By:___________________________________
                                        Name:
                                        Title:



ADDRESS OF SECURED PARTY:               SECURED PARTY:


170 Midwest Road                        SCEPTER HOLDINGS INC., a Canadian
Toronto, Ontario M1P 3A9                corporation


                                        By:___________________________________
                                        Name:
                                        Title:

                                   EXHIBIT "A"

                          COPYRIGHTS (U.S. AND FOREIGN)

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT TITLE AND     REGISTRATION                       DATE OF      OWNER OF
    DESCRIPTION             NUMBER          COUNTRY       ISSUANCE       RECORD
    -----------             ------          -------       --------       ------






SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

COPYRIGHT TITLE AND      APPLICATION                       DATE OF      OWNER OF
    DESCRIPTION             NUMBER          COUNTRY        FILING        RECORD
    -----------             ------          -------        ------        ------






SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

 COPYRIGHT                           FIRST DATE            ORIGINAL AUTHOR OR
 TITLE AND           DATE OF             OF              OWNER OF COPYRIGHT (IF
DESCRIPTION          CREATION        PUBLICATION         DIFFERENT FROM GRANTOR)
-----------          --------        -----------         -----------------------

                                   EXHIBIT "B"

SCHEDULE A - PATENTS (U.S. AND FOREIGN)

   TITLE      NUMBER       COUNTRY       INVENTORS      FILING DATE       STATUS
   -----      ------       -------       ---------      -----------       ------




SCHEDULE B - PATENT APPLICATIONS (U.S. AND FOREIGN)

   TITLE      NUMBER       COUNTRY       INVENTORS      FILING DATE       STATUS
   -----      ------       -------       ---------      -----------       ------

                                   EXHIBIT "C"

SCHEDULE A - TRADEMARKS (U.S. AND FOREIGN)


                                 REGISTRATION    FILING DATE
                                      OR              OR
                                 APPLICATION     REGISTRATION           OWNER OF
    TRADEMARK       COUNTRY         NUMBER           DATE       STATUS   RECORD
    ---------       -------         ------           ----       ------   ------





SCHEDULE B - COMMON LAW TRADEMARKS

                                                     OTHER
                  DATE OF FIRST                   COUNTRIES IN
                     USE IN       COUNTRY OF      WHICH MARK IS       OWNER OF
    TRADEMARK       COMMERCE      FIRST USE          IN USE           TRADEMARK
    ---------       --------      ---------          ------           ---------